UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 13, 2020

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211

Spokane, Washington  99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Articles Amendment

As described in Item 5.07 below, at the Special Meeting of Stockholders held on November 13, 2020 (the “Special Meeting”), the Company’s stockholders approved an amendment (the “Articles Amendment”) to the Company’s articles of incorporation (the “Articles”) to increase the number of authorized shares of the Company’s common stock from 250,000,000 shares to 750,000,000.

The full text of the Articles Amendment is set forth in Exhibit 3.1 hereto and is incorporated herein by reference. A more detailed description of the Articles Amendment is set forth in Proposal No. 1 in the Company’s Proxy Statement of Schedule 14A, as filed with the Commission on October 5, 2020, which description is incorporated in by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Special Meeting of Stockholders

On November 13, 2020, the Company held the Special Meeting at the Company’s corporate office, 2607 Southeast Blvd., Suite B211, Spokane, Washington, 99223 at 8:00 a.m. local time.   Stockholders representing 142,537,443 shares or 72.53% of the shares of common stock authorized to vote (196,505,302) were present in person or by proxy, representing a quorum for the purposes of the Special Meeting.  The stockholders approved the following:

Proposal #1– Articles Amendment

To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized capital from 250 million shares of common stock to 750 million shares of common stock

For	Against	Abstained	Broker Non Vote
135,777,453	1,977,109	4,782,881	0

Proposal #2 – Stock Option Plan Amendment

To approve an amendment to the Plan to increase the number of shares of common stock authorized under the Plan to 10% of the Company’s issued and outstanding shares of common stock

For	Against	Abstained	Broker Non Vote
116,543,340	2,835,988	1,233,084	21,925,031

All matters brought before the special meeting were approved by the stockholders. Proxies were solicited under the proxy statement filed with the Securities and Exchange Commission on October 5, 2020.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.Description

3.1Articles of Amendment, incorporated by reference to Appendix B to the Company’s Proxy Statement on Schedule 14A as filed with the Commission on October 5, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: November 19, 2020	By:	/s/ William Schara
William Schara Chief Executive Officer